UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	333-27641	71-0556208
(State of incorporation or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 31, 2013, Bank of the Ozarks, Inc. (the “Company”) announced completion of its acquisition of The First National Bank of Shelby (“First National Bank”) pursuant to a previously announced definitive agreement and plan of merger whereby First National Bank merged into the Company’s wholly-owned bank subsidiary, Bank of the Ozarks, effective July 31, 2013 in a transaction valued at approximately $68.5 million. The Company issued 1,257,405 shares of its common stock valued at approximately $60.1 million, plus approximately $8.4 million in cash in exchange for all outstanding shares of First National Bank common stock. The Company also acquired certain real property from parties related to First National Bank and on which certain First National Bank offices are located for approximately $3.8 million in cash.

Item 7.01	Regulation FD Disclosure

On July 31, 2013 the Company issued a press release announcing the completion of its acquisition of The First National Bank of Shelby. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of The First National Bank of Shelby and Subsidiary as of December 31, 2012 and 2011 and for each of the years in the three years ended December 31, 2012 contained in pages 186 through 224 of Amendment No. 5 to the Company’s Registration Statement on Form S-4 (Registration No. 333-187564) (the “Registration Statement”) and the unaudited consolidated financial statements of The First National Bank of Shelby as of and for the three months ended March 31, 2013 and 2012 contained in pages 146 through 185 of the Registration Statement are incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of the Company and The First National Bank of Shelby as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 contained in pages 16 through 22 of the Registration Statement is incorporated herein by this reference.

(d)	Exhibits.

2.1	Agreement and Plan of Merger dated as of January 24, 2013 by and among Bank of the Ozarks, Inc., Bank of the Ozarks and The First National Bank of Shelby (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, as amended, filed with the Commission on January 25, 2013, and incorporated herein by this reference).

2.2	Agreement of Purchase and Sale dated January 24, 2013 by and among Bank of the Ozarks, Shelby Loan and Mortgage Corporation and SLMC, LLC (previously filed as Exhibit 2.4 to the Company’s Registration Statement on Form S-4 (Registration No. 333-187564) filed with the Commission on March 27, 2013, and incorporated herein by this reference). Immaterial exhibits to this agreement are described in the agreement and are omitted from this filing. Copies of such exhibits will be furnished to the Commission upon request.

2.3	Amendment No. 1 to the Agreement of Purchase and Sale dated July 31, 2013.

23.1	Consent of Elliott Davis, PLLC

99.1	Press Release dated July 31, 2013 whereby Bank of the Ozarks, Inc. Announces Completion of its Acquisition of The First National Bank of Shelby in Shelby, North Carolina.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date: July 31, 2013	/s/ Greg McKinney
Greg McKinney
Chief Financial Officer
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of January 24, 2013 by and among Bank of the Ozarks, Inc., Bank of the Ozarks and The First National Bank of Shelby (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, as amended, filed with the Commission on January 25, 2013 and incorporated herein by reference).

2.2	Agreement of Purchase and Sale dated January 24, 2013 by and among Bank of the Ozarks, Shelby Loan and Mortgage Corporation and SLMC, LLC (previously filed as Exhibit 2.4 to the Company’s Registration Statement on Form S-4 (Registration No. 333-187564) filed with the Commission on March 27, 2013, and incorporated herein by this reference). Immaterial exhibits to this agreement are described in the agreement and are omitted from this filing. Copies of such exhibits will be furnished to the Commission upon request.

2.3	Amendment No. 1 to the Agreement of Purchase and Sale dated July 31, 2013.

23.1	Consent of Elliott Davis, PLLC

99.1	Press Release dated July 31, 2013 whereby Bank of the Ozarks, Inc. Announces Completion of its Acquisition of The First National Bank of Shelby in Shelby, North Carolina.